Exhibit 99.2

Financial Supplement December 31, 2005

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K/A and Quarterly Reports on Form 10-Q and Form 10-Q/A.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments, the amount and timing of reinsurance receivable and credit developments among reinsurers. The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1
	- Consolidated Financial Highlights 2005 Excluding Catastrophe Loss Charges	2
	- Consolidated Financial Highlights 2004 Excluding A&E(1) and Catastrophe Loss Charges	3

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	4-6
	- Summary Consolidated Balance Sheets	7
	- Consolidated Premiums by Line of Business	8
	- Consolidating Statement of Operations	9-10
	- Consolidating Schedule of Catastrophe Loss Charges	11-12
	- Loss Analysis	13-14

III.	Segment Results
	- Insurance-North American	15
	- Insurance-Overseas General	16-17
	- Global Reinsurance	18-19
	- Financial Services	20
	- Life Insurance and Reinsurance(2)	21

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	22
	- Reinsurance Recoverable Analysis	23-26
	- Investment Portfolio	27-28
	- Net Realized and Unrealized Gains (Losses)	29
	- Capital Structure	30
	- Computation of Basic and Diluted Earnings Per Share	31

V.	Other Disclosures
	- Non-GAAP Financial Measures	32
	- Book Value per Ordinary Share	33
	- Comprehensive Income	34
	- Glossary	35

(1)	Asbestos, environmental and other run-off loss charges (A&E).

(2)	We have classified all the Life Insurance business previously included with Insurance—Overseas General and all the Life Reinsurance business previously included with Global Reinsurance into a new Life segment based on how we plan to manage the business. All prior periods presented have been amended for this new presentation.

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended December 31			Year ended December 31
	2005	2004	% Change 4Q-05 vs. 4Q-04	2005	2004	% Change YTD-05 vs. YTD-04
Gross premiums written	$3,797	$3,646	4%	$16,814	$16,094	4%

Net premiums written	$2,632	$2,641	0%	$11,796	$11,496	3%

Net premiums earned	$2,863	$2,881	-1%	$11,752	$11,110	6%

Net investment income	$354	$282	26%	$1,264	$1,013	25%

Net income (loss)	$237	$278	-15%	$1,029	$1,153	-11%

Income excluding net realized gains (losses)(1)	$245	$160	53%	$956	$1,000	-4%

Comprehensive income	$117	$398	-71%	$616	$1,174	-48%

Operating cash flow	$809	$868	-7%	$4,308	$4,939	-13%

Combined ratio
Loss and loss expense ratio	76.0%	78.5%		74.4%	70.7%
Underwriting and administrative expense ratio	26.4%	26.1%		25.3%	25.7%

Combined ratio	102.4%	104.6%		99.7%	96.4%

Annualized ROE*	8.9%	6.5%		8.9%	10.9%
Annualized ROE, excluding FAS 115*	9.3%	7.0%		9.3%	11.7%

Effective tax rate on income excluding net realized gains (losses)	6%	-38%		22%	19%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.72	$0.52	38%	$3.06	$3.34	-8%
Net income	$0.70	$0.93	-25%	$3.31	$3.88	-15%

Book value per ordinary share	$34.78	$32.65	7%	$34.78	$32.65	7%
Tangible book value per ordinary share	$26.42	$23.16	14%	$26.42	$23.16	14%

Weighted average basic ordinary shares outstanding	317.1	281.3		292.4	280.3
Weighted average diluted ordinary shares outstanding	323.4	286.0		297.3	285.5
Debt/ total capitalization	14.8%	16.3%		14.8%	16.3%

(1)	See page 32 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Financial Highlights Excluding Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended December 31, 2005			Year ended December 31, 2005
	As reported	Catastrophe loss charge	Adjusted(1)	As reported	Catastrophe loss charge	Adjusted(1)
Net premiums written	$2,632	$19	$2,651	$11,796	$(44)	$11,752

Net premiums earned	$2,863	$15	$2,878	$11,752	$(80)	$11,672

Losses and loss expenses	$2,124	$(360)	$1,764	$8,560	$(1,359)	$7,201

Income tax expense	$—	$71	$71	$269	$230	$499

Net income (loss)	$237	$304	$541	$1,029	$1,049	$2,078

Income excluding net realized gains (losses)(1)	$245	$304	$549	$956	$1,049	$2,005

Combined ratio
Loss and loss expense ratio	76.0%	-12.6%	63.4%	74.4%	-11.4%	63.0%
Underwriting and administrative expense ratio	26.4%	0.1%	26.5%	25.3%	0.2%	25.5%

Combined ratio	102.4%	-12.5%	89.9%	99.7%	-11.2%	88.5%

Effective tax rate on income excluding net realized gains (losses)	6%	19%	14%	22%	18%	20%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.72	$0.94	$1.66	$3.06	$3.53	$6.59
Net income (loss)	$0.70	$0.94	$1.64	$3.31	$3.53	$6.84

Weighted average basic ordinary shares outstanding	317.1		317.1	292.4		292.4
Weighted average diluted ordinary shares outstanding	323.4		323.4	297.3		297.3

(1)	See page 32 Non-GAAP Financial Measures.

Financial Highlights (2)	Page 2

ACE Limited
Consolidated Financial Highlights Excluding A&E(2) and Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended December 31, 2004				Year ended December 31, 2004
	As reported	A&E(2) loss charge	Catastrophe loss charge	Adjusted(1)	As reported	A&E(2) loss charge	Catastrophe loss charge	Adjusted(1)
Net premiums written	$2,641	$—	$—	$2,641	$11,496	$—	$—	$11,496

Net premiums earned	$2,881	$—	$—	$2,881	$11,110	$—	$11	$11,121

Losses and loss expenses	$2,216	$(465)	$(31)	$1,720	$7,690	$(465)	$(499)	$6,726

Income tax expense (benefit)	$(32)	$163	$—	$131	$286	$163	$73	$522

Net income	$278	$302	$31	$611	$1,153	$302	$437	$1,892

Income excluding net realized gains (losses)(1)	$160	$302	$31	$493	$1,000	$302	$437	$1,739

Combined ratio
Loss and loss expense ratio	78.5%	-16.4%	-1.1%	61.0%	70.7%	-4.2%	-4.6%	61.9%
Underwriting and administrative expense ratio	26.1%	0.0%	0.0%	26.1%	25.7%	0.0%	-0.1%	25.6%

Combined ratio	104.6%	-16.4%	-1.1%	87.1%	96.4%	-4.2%	-4.7%	87.5%

Effective tax rate on income excluding net realized gains (losses)	-38%	35%	0%	19%	19%	35%	14%	22%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.52	$1.06	$0.11	$1.69	$3.34	$1.06	$1.53	$5.93
Net income (loss)	$0.93	$1.06	$0.11	$2.10	$3.88	$1.06	$1.53	$6.47

Weighted average basic ordinary shares outstanding	281.3			281.3	280.3			280.3
Weighted average diluted ordinary shares outstanding	286.0			286.0	285.5			285.5

(1)	See page 32 Non-GAAP Financial Measures.

(2)	Asbestos, environmental and other run-off loss charges (A&E).

Financial Highlights (3)	Page 3

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Property and Casualty (2)
Gross premiums written	$3,761	$3,989	$4,138	$4,320	$3,560	$16,208	$15,544
Net premiums written	2,600	2,616	2,834	3,145	2,557	11,195	10,954
Net premiums earned	2,790	2,773	2,769	2,727	2,728	11,059	10,364
Losses and loss expenses	2,128	2,494	1,773	1,706	2,119	8,101	7,302
Policy acquisition costs	414	417	423	381	404	1,635	1,518
Administrative expenses	315	301	306	328	332	1,250	1,215

P&C underwriting income (loss)	$(67)	$(439)	$267	$312	$(127)	$73	$329

Financial Services underwriting income (loss)	—	(58)	14	1	(3)	(43)	70
Life underwriting income excluding investment income	17	15	14	16	8	62	16
Net investment income	354	320	305	285	282	1,264	1,013
Net realized gains (losses)	(25)	83	32	(14)	130	76	197
Interest expense	46	43	43	42	43	174	183
Other (income) expense	(4)	(25)	(6)	(5)	1	(40)	3
Income tax expense (benefit)	—	15	128	126	(32)	269	286

Net income (loss)	$237	$(112)	$467	$437	$278	$1,029	$1,153

Net realized gains (losses)	(25)	83	32	(14)	130	76	197
Tax expense (benefit) on net realized gains (losses)	(17)	8	8	4	12	3	44

Income (loss) excluding net realized gains (losses)(1)	$245	$(187)	$443	$455	$160	$956	$1,000

% Change versus prior year period(2)
Property and Casualty net premiums written	2%	-1%	2%	6%	13%	2%	21%
Property and Casualty net premiums earned	2%	3%	7%	16%	17%	7%	23%
Property and Casualty net premiums written excluding CATS	2%	1%				3%
Property and Casualty net premiums earned excluding CATS	2%	5%				7%

Other ratios
Net premiums written/gross premiums written	69%	66%	68%	73%	72%	69%	70%
Effective tax rate on income excluding net realized gains (losses)	6%	-4%	21%	21%	-38%	22%	19%

(1)	See page 32 Non-GAAP Financial Measures.

(2)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

Consolidated Results	Page 4

ACE Limited
Consolidated Results - Consecutive Quarters - 2
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

ACE Limited Consolidated

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Combined ratio
Loss and loss expense ratio	76.0%	92.6%	64.4%	63.5%	78.5%	74.4%	70.7%
Policy acquisition cost ratio	15.0%	13.9%	14.8%	13.6%	14.3%	14.3%	14.2%
Administrative expense ratio	11.4%	10.1%	10.9%	11.8%	11.8%	11.0%	11.5%

Combined ratio	102.4%	116.6%	90.1%	88.9%	104.6%	99.7%	96.4%

Property and Casualty (1)

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	YTD 2005	YTD 2004
Combined ratio (1)
Loss and loss expense ratio	76.3%	90.0%	64.0%	62.5%	77.7%	73.2%	70.5%
Policy acquisition cost ratio	14.8%	15.1%	15.2%	14.0%	14.9%	14.8%	14.7%
Administrative expense ratio	11.3%	10.9%	11.1%	12.0%	12.1%	11.3%	11.7%

Combined ratio	102.4%	116.0%	90.3%	88.5%	104.7%	99.3%	96.9%

Large losses and other items (1)
Asbestos, environmental and other run-off losses	$—	$—	$—	$—	$465	$—	$465
Catastrophe and other large losses (before tax)	$360	$756	$—	$3	$31	$1,119	$488
Prior period development - unfavorable (favorable)	$44	$27	$27	$29	$105	$127	$111

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. See Financial Services schedule for details related to that segment.

Consolidated Results 2	Page 5

ACE Limited
Consolidated Results - Consecutive Quarters - 3
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-04	2Q-04	1Q-04	Full Year 2003
Property and Casualty (1)
Gross premiums written	$3,858	$3,970	$4,156	$13,399
Net premiums written	2,645	2,792	2,960	9,052
Net premiums earned	2,686	2,593	2,357	8,453
Losses and loss expenses	2,104	1,635	1,444	5,283
Policy acquisition costs	384	381	349	1,272
Administrative expenses	300	293	290	1,099

P& C underwriting income (loss)	$(102)	$284	$274	$799

Financial Services underwriting income (loss)	(11)	26	58	58
Life underwriting income (loss) excluding investment income	4	2	2	(18)
Net investment income	246	243	242	900
Net realized gains (losses)	(32)	42	57	265
Interest expense	50	46	44	177
Other (income) expense	(14)	(1)	17	34
Income tax expense (benefit)	65	129	124	311

Net income (loss)	$4	$423	$448	$1,482

Net realized gains (losses)	(32)	42	57	265
Tax expense (benefit) on net realized gains (losses)	1	10	21	32

Income excluding net realized gains (losses)(2)	$37	$391	$412	$1,249

Combined ratio
Loss and loss expense ratio	79.4%	63.2%	60.3%	64.6%
Policy acquisition cost ratio	13.8%	14.3%	14.2%	14.0%
Administrative expense ratio	10.8%	11.1%	12.4%	12.4%

Combined ratio	104.0%	88.6%	86.9%	91.0%

Property and Casualty (1)
Combined ratio (1)
Loss and loss expense ratio	78.3%	63.1%	61.2%	62.5%
Policy acquisition cost ratio	14.3%	14.7%	14.8%	15.1%
Administrative expense ratio	11.2%	11.3%	12.3%	13.0%

Combined ratio	103.8%	89.1%	88.3%	90.6%

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance.

(2)	See page 32 Non-GAAP Financial Measures.

Consolidated Results 3	Page 6

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$24,285	$22,551	$21,136	$20,336	$22,891
Fixed maturities held to maturity, at amortized cost	3,076	3,125	3,151	3,211	—
Equity securities, at fair value	1,507	1,436	1,380	1,351	1,265
Short-term investments	2,299	2,212	2,476	2,156	2,163
Other investments	755	651	628	622	606

Total investments	31,922	29,975	28,771	27,676	26,925

Cash	512	409	651	574	498
Securities lending collateral	1,723	1,438	958	1,255	1,059
Insurance and reinsurance balances receivable	3,355	3,508	3,728	3,695	3,255
Reinsurance recoverable	15,519	15,662	14,428	14,268	14,882
Deferred policy acquisition costs	930	970	990	1,000	944
Prepaid reinsurance premiums	1,346	1,441	1,434	1,427	1,355
Goodwill	2,703	2,703	2,703	2,695	2,700
Deferred tax assets	1,323	1,244	1,134	1,178	1,173
Investments in partially owned insurance companies	859	862	832	816	796
Other assets	2,327	2,333	2,494	2,425	2,596

Total assets	$62,519	$60,545	$58,123	$57,009	$56,183

Liabilities
Unpaid losses and loss expenses	$35,090	$34,674	$32,101	$31,426	$31,483
Unearned premiums	5,884	6,238	6,457	6,527	5,983
Future policy benefits for life and annuity contracts	521	521	517	507	509
Insurance and reinsurance balances payable	2,428	2,428	2,438	2,290	2,337
Deposit liabilities	350	331	347	302	343
Securities lending payable	1,723	1,438	958	1,255	1,059
Payable for investments purchased	701	710	785	630	507
Accounts payable, accrued expenses and other liabilities	1,600	1,554	1,613	1,694	1,710
Short-term debt	300	446	147	147	146
Long-term debt	1,811	1,564	1,849	1,849	1,849
Trust preferred securities	309	412	412	412	412

Total liabilities	50,717	50,316	47,624	47,039	46,338

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	11,481	9,788	9,947	9,522	9,111
Accumulated other comprehensive income (AOCI)	321	441	552	448	734

Total shareholders’ equity	11,802	10,229	10,499	9,970	9,845

Total liabilities and shareholders’ equity	$62,519	$60,545	$58,123	$57,009	$56,183

Book value per ordinary share (1)	$34.78	$33.51	$34.51	$32.76	$32.65
Tangible book value per ordinary share (1)	$26.42	$24.14	$25.13	$23.38	$23.16

(1)	See page 32 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 7

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-05	% of Total Consolidated	4Q-04	% of Total Consolidated	% Change 4Q-05 vs. 4Q-04	Full Year 2005	% of Total Consolidated	Full Year 2004	% of Total Consolidated	% Change 2005 vs. 2004
Net premiums written
Property and all other	$619	24%	$708	27%	-13%	$3,160	27%	$3,507	30%	-10%
Casualty	1,671	63%	1,560	59%	7%	6,768	57%	6,314	55%	7%
Personal accident	310	11%	289	11%	7%	1,267	11%	1,133	10%	12%

Total P&C	2,600	98%	2,557	97%	2%	11,195	95%	10,954	95%	2%

Life	67	3%	57	2%	18%	248	2%	226	2%	10%
Financial Services	(35)	-1%	27	1%	-230%	353	3%	316	3%	12%

Total Consolidated	$2,632	100%	$2,641	100%	0%	$11,796	100%	$11,496	100%	3%

Net premiums earned
Property and all other	$809	29%	$884	31%	-8%	$3,250	28%	$3,425	31%	-5%
Casualty	1,667	58%	1,547	54%	8%	6,567	56%	5,806	52%	13%
Personal accident	314	11%	297	10%	6%	1,242	10%	1,133	10%	10%

Total P&C	2,790	98%	2,728	95%	2%	11,059	94%	10,364	93%	7%

Life	67	2%	57	2%	18%	248	2%	226	2%	10%
Financial Services	6	0%	96	3%	-94%	445	4%	520	5%	-14%

Total Consolidated	$2,863	100%	$2,881	100%	-1%	$11,752	100%	$11,110	100%	6%

Line of Business	Page 8

ACE Limited
Consolidating Statement of Operations
Three months ended December 31, 2005 and 2004
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life	ACE Consolidated
December 31, 2005
Gross premiums written	$2,090	$1,388	$283	$—	$3,761	$(31)	$67	$3,797
Net premiums written	1,310	1,014	276	—	2,600	(35)	67	2,632
Net premiums earned	1,347	1,048	395	—	2,790	6	67	2,863
Losses and loss expenses	1,094	679	354	1	2,128	(4)	—	2,124
Life and annuity benefits	—	—	—	—	—	—	35	35
Policy acquisition costs	111	224	79	—	414	6	7	427
Administrative expenses	117	137	13	48	315	4	8	327

Underwriting income (loss)	25	8	(51)	(49)	(67)	—	17	(50)

Net investment income	153	83	49	26	311	36	7	354
Net realized gains (losses)	(19)	(18)	(11)	14	(34)	6	3	(25)
Interest expense	5	—	1	40	46	—	—	46
Other (income) expense	6	—	1	(1)	6	(10)	—	(4)
Income tax expense (benefit)	33	(17)	5	(14)	7	(7)	—	—

Net income (loss)	115	90	(20)	(34)	151	59	27	237

Net realized gains (losses)	(19)	(18)	(11)	14	(34)	6	3	(25)

Tax expense (benefit) on net realized gains (losses)	(9)	(4)	(1)	—	(14)	(3)	—	(17)

Income (loss) excluding net realized gains (losses) (1)	$125	$104	$(10)	$(48)	$171	$50	$24	$245

December 31, 2004
Gross premiums written	$1,885	$1,389	$286	$—	$3,560	$29	$57	$3,646
Net premiums written	1,194	1,083	280	—	2,557	27	57	2,641
Net premiums earned	1,243	1,126	359	—	2,728	96	57	2,881
Losses and loss expenses	1,366	547	204	2	2,119	97	—	2,216
Life and annuity benefits	—	—	—	—	—	—	39	39
Policy acquisition costs	114	222	68	—	404	1	6	411
Administrative expenses	128	132	15	57	332	1	4	337

Underwriting income (loss)	(365)	225	72	(59)	(127)	(3)	8	(122)

Net investment income	132	65	38	9	244	29	9	282
Net realized gains (losses)	35	18	13	(2)	64	12	54	130
Interest expense	5	—	—	38	43	—	—	43
Other (income) expense	2	15	(1)	—	16	(15)	—	1
Income tax expense (benefit)	(100)	86	11	(31)	(34)	3	(1)	(32)

Net income (loss)	(105)	207	113	(59)	156	50	72	278

Net realized gains (losses)	35	18	13	(2)	64	12	54	130
Tax expense (benefit) on net realized gains (losses)	5	5	—	—	10	2	—	12

Income (loss) excluding net realized gains (losses) (1)	$(135)	$194	$100	$(57)	$102	$40	$18	$160

(1)	See page 32 Non-GAAP Financial Measures.

Segment 2005 Qtr	Page 9

ACE Limited
Consolidating Statement of Operations
Year ended December 31, 2005 and 2004
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life	ACE Consolidated
December 31, 2005
Gross premiums written	$8,834	$5,775	$1,599	$—	$16,208	$358	$248	$16,814
Net premiums written	5,454	4,195	1,546	—	11,195	353	248	11,796
Net premiums earned	5,289	4,239	1,531	—	11,059	445	248	11,752
Losses and loss expenses	4,107	2,583	1,402	9	8,101	459	—	8,560
Life and annuity benefits	—	—	—	—	—	—	143	143
Policy acquisition costs	492	836	307	—	1,635	11	24	1,670
Administrative expenses	435	566	60	189	1,250	18	19	1,287

Underwriting income (loss)	255	254	(238)	(198)	73	(43)	62	92

Net investment income	565	319	173	38	1,095	133	36	1,264
Net realized gains (losses)	(6)	51	(4)	(6)	35	22	19	76
Interest expense	21	—	3	150	174	—	—	174
Other (income) expense	6	16	4	(1)	25	(65)	—	(40)
Income tax expense (benefit)	204	107	11	(67)	255	16	(2)	269

Net income (loss)	583	501	(87)	(248)	749	161	119	1,029

Net realized gains (losses)	(6)	51	(4)	(6)	35	22	19	76
Tax expense (benefit) on net realized gains (losses)	(8)	13	—	—	5	(2)	—	3

Income (loss) excluding net realized gains (losses) (1)	$581	$463	$(83)	$(242)	$719	$137	$100	$956

December 31, 2004
Gross premiums written	$8,126	$5,851	$1,567	$—	$15,544	$320	$230	$16,094
Net premiums written	5,101	4,335	1,518	—	10,954	316	226	11,496
Net premiums earned	4,679	4,296	1,389	—	10,364	520	226	11,110
Losses and loss expenses	3,898	2,423	973	8	7,302	388	—	7,690
Life and annuity benefits	—	—	—	—	—	—	175	175
Policy acquisition costs	447	800	271	—	1,518	23	24	1,565
Administrative expenses	451	544	65	155	1,215	39	11	1,265

Underwriting income (loss)	(117)	529	80	(163)	329	70	16	415

Net investment income	469	224	126	14	833	147	33	1,013
Net realized gains (losses)	126	47	27	7	207	(17)	7	197
Interest expense	21	—	—	157	178	5	—	183
Other (income) expense	5	25	(1)	(1)	28	(25)	—	3
Income tax expense (benefit)	82	232	14	(75)	253	35	(2)	286

Net income (loss)	370	543	220	(223)	910	185	58	1,153

Net realized gains (losses)	126	47	27	7	207	(17)	7	197
Tax expense (benefit) on net realized gains (losses)	22	14	—	—	36	8	—	44

Income (loss) excluding net realized gains (losses) (1)	$266	$510	$193	$(230)	$739	$210	$51	$1,000

(1)	See page 32 Non-GAAP Financial Measures.

Segment 2005 YTD	Page 10

ACE Limited
Segment Results - Catastrophe Loss Charges
(in millions of U.S. dollars)
(Unaudited)

Fourth Quarter Catastrophe Loss Charges – 2005

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Total	Total impact after income tax
Catastrophe Loss Charges- By Event
Gross loss						$585
Net loss
Hurricane - Dennis	$—	$(3)	$(13)	$(16)	$—	$(16)	$(14)
Hurricane - Katrina	41	16	16	73	(45)	28	40
Hurricane - Rita	3	4	20	27	15	42	34
Hurricane - Wilma	70	63	152	285	30	315	251
Other (1)	—	—	(9)	(9)	—	(9)	(7)

Total	$114	$80	$166	$360	$—	$360	$304

Reinstatement premiums (earned) expensed	$17	$2	$(19)	$—	$—	$—
Premiums expensed on multi-year contracts	—	—	—	—	15	15

Net premium (earned) expensed	$17	$2	$(19)	$—	$15	$15

Total impact before income tax	$131	$82	$147	$360	$15	$375
Income tax benefit	(41)	(24)	(6)	(71)	—	(71)

Total impact after income tax	$90	$58	$141	$289	$15	$304

Effective tax rate	31%	29%	4%	20%	0%	19%

Full Year Catastrophe Loss Charges - 2005

Gross loss						$2,954
Net loss
Q1 Storms	$—	$—	$3	$3	$—	$3	$3
Hurricane - Dennis	12	2	12	26	—	26	21
Hurricane - Katrina	180	86	335	601	195	796	598
Hurricane - Rita	55	50	89	194	15	209	165
Hurricane - Wilma	70	63	152	285	30	315	251
Other (1)	—	—	10	10	—	10	11

Total	$317	$201	$601	$1,119	$240	$1,359	$1,049

Reinstatement premiums (earned) expensed	$76	$38	$(46)	$68	$—	$68
Premiums earned on multi-year contracts	—	—	—	—	(148)	(148)

Net premium (earned) expensed	$76	$38	$(46)	$68	$(148)	$(80)

Total impact before income tax	$393	$239	$555	$1,187	$92	$1,279
Income tax benefit	(128)	(71)	(31)	(230)	—	(230)

Total impact after income tax	$265	$168	$524	$957	$92	$1,049

Effective tax rate	33%	30%	6%	19%	0%	18%

(1)	Includes Ophelia, Nabi and European floods.

Catastrophe Losses	Page 11

ACE Limited
Segment Results - Catastrophe Loss Charges -2
(in millions of U.S. dollars)
(Unaudited)

Fourth Quarter Catastrophe Loss Charges - 2004

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Total
Catastrophe Loss Charges- By Event

Net loss
Hurricane - Charley	$—	$—	$(1)	$(1)	$—	$(1)
Hurricane - Frances	—	—	17	17	—	17
Hurricane - Ivan	—	—	(5)	(5)	—	(5)
Hurricane - Jeanne	—	—	8	8	—	8
Typhoons	—	—	4	4	—	4
Other	—	—	8	8	—	8

Total	$—	$—	$31	$31	$—	$31

Reinstatement premiums (earned) expensed	$—	$—	$—	$—	$—	$—

Total impact before income tax	$—	$—	$31	$31	$—	$31
Income tax benefit	—	—	—	—	—	—

Total impact after income tax	$—	$—	$31	$31	$—	$31

Full Year Catastrophe Loss Charges - 2004

Net loss
Hurricane - Charley	$31	$—	$64	$95	$—	$95
Hurricane - Frances	22	6	65	93	5	98
Hurricane - Ivan	40	20	71	131	5	136
Hurricane - Jeanne	33	18	71	122	1	123
Typhoons	—	9	30	39	—	39
Other	—	—	8	8	—	8

Total	$126	$53	$309	$488	$11	$499

Reinstatement premiums (earned) expensed	$13	$13	$(15)	$11	$—	$11

Total impact before income tax	$139	$66	$294	$499	$11	$510
Income tax benefit	(41)	(21)	(11)	(73)	—	(73)

Total impact after income tax	$98	$45	$283	$426	$11	$437

Effective tax rate	29%	32%	4%	15%	0%	14%

Catastrophe Losses 2	Page 12

ACE Limited
Loss Analysis (1)
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Life	ACE Consolidated
Fourth Quarter - 2005
Net Premium Written as reported	$1,310	$1,014	$276	$2,600	$(35)	$67	$2,632
Catastrophe Impact	17	2	(19)	—	19	—	19

Net Premium Written excluding Catastrophes	1,327	1,016	257	2,600	(16)	67	2,651
Net Premium Earned as reported	$1,347	$1,048	$395	$2,790	$6	$67	$2,863
Catastrophe Impact	17	2	(19)	—	15	—	15

Net Premium Earned excluding Catastrophes	1,364	1,050	376	2,790	21	67	2,878
Loss Ratio as reported	81.2%	64.8%	89.6%	76.3%			76.0%
Catastrophe Impact	9.4%	7.8%	39.6%	12.9%			12.6%

Loss Ratio excluding Catastrophes	71.8%	57.0%	50.0%	63.4%			63.4%
Expense Ratio as reported	16.8%	34.5%	23.4%	26.1%			26.4%
Catastrophe Impact	0.1%	0.0%	-1.2%	0.0%			-0.1%

Expense Ratio excluding Catastrophes	16.7%	34.5%	24.6%	26.1%			26.5%
Combined Ratio as reported	98.0%	99.3%	113.0%	102.4%			102.4%
Catastrophe Impact	9.5%	7.8%	38.4%	12.9%			12.5%

Combined Ratio excluding Catastrophes	88.5%	91.5%	74.6%	89.5%			89.9%

Full Year - 2005
Net Premium Written as reported	$5,454	$4,195	$1,546	$11,195	$353	$248	$11,796
Catastrophe Impact	76	38	(46)	68	(112)	—	(44)

Net Premium Written excluding Catastrophes	5,530	4,233	1,500	11,263	241	248	11,752
Net Premium Earned as reported	$5,289	$4,239	$1,531	$11,059	$445	$248	$11,752
Catastrophe Impact	76	38	(46)	68	(148)	—	(80)

Net Premium Earned excluding Catastrophes	5,365	4,277	1,485	11,127	297	248	11,672
Loss Ratio as reported	77.7%	60.9%	91.6%	73.2%	103.0%		74.4%
Catastrophe Impact	7.1%	5.2%	37.7%	10.5%	29.5%		11.4%

Loss Ratio excluding Catastrophes	70.6%	55.7%	53.9%	62.7%	73.5%		63.0%
Expense Ratio as reported	17.5%	33.1%	24.0%	26.1%	6.6%		25.3%
Catastrophe Impact	0.2%	0.3%	-0.7%	0.1%	-3.2%		-0.2%

Expense Ratio excluding Catastrophes	17.3%	32.8%	24.7%	26.0%	9.8%		25.5%
Combined Ratio as reported	95.2%	94.0%	115.6%	99.3%	109.6%		99.7%
Catastrophe Impact	7.3%	5.5%	37.0%	10.6%	26.3%		11.2%

Combined Ratio excluding Catastrophes	87.9%	88.5%	78.6%	88.7%	83.3%		88.5%

(1)	See page 32 Non-GAAP Financial Measures.

Loss Analysis	Page 13

ACE Limited
Loss Analysis (1) - 2
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Life	ACE Consolidated
Fourth Quarter - 2004
Net Premium Written as reported	$1,194	$1,083	$280	$2,557	$27	$57	$2,641
Catastrophe Impact	—	—	—	—	—	—	—

Net Premium Written excluding Catastrophes	1,194	1,083	280	2,557	27	57	2,641
Net Premium Earned as reported	$1,243	$1,126	$359	$2,728	$96	$57	$2,881
Catastrophe Impact	—	—	—	—	—	—	—

Net Premium Earned excluding Catastrophes	1,243	1,126	359	2,728	96	57	2,881
Loss Ratio as reported	109.9%	48.6%	57.0%	77.7%	101.3%		78.5%
Catastrophe and A&E Impact	36.9%	0.5%	8.7%	18.2%	0.0%		17.5%

Loss Ratio excluding Catastrophes and A&E	73.0%	48.1%	48.3%	59.5%	101.3%		61.0%
Expense Ratio as reported	19.4%	31.5%	23.0%	27.0%	1.7%		26.1%
Catastrophe and A&E Impact	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%

Expense Ratio excluding Catastrophes and A&E	19.4%	31.5%	23.0%	27.0%	1.7%		26.1%
Combined Ratio as reported	129.3%	80.1%	80.0%	104.7%	103.0%		104.6%
Catastrophe and A&E Impact	36.9%	0.5%	8.7%	18.2%	0.0%		17.5%

Combined Ratio excluding Catastrophes and A&E	92.4%	79.6%	71.3%	86.5%	103.0%		87.1%

Full Year - 2004
Net Premium Written as reported	$5,101	$4,335	$1,518	$10,954	$316	$226	$11,496
Catastrophe Impact	13	13	(15)	11	—	—	11

Net Premium Written excluding Catastrophes	5,114	4,348	1,503	10,965	316	226	11,507
Net Premium Earned as reported	$4,679	$4,296	$1,389	$10,364	$520	$226	$11,110
Catastrophe Impact	13	13	(15)	11	—	—	11

Net Premium Earned excluding Catastrophes	4,692	4,309	1,374	10,375	520	226	11,121
Loss Ratio as reported	83.3%	56.4%	70.1%	70.5%	74.6%		70.7%
Catastrophe and A&E Impact	12.7%	1.5%	21.7%	9.3%	2.1%		8.9%

Loss Ratio excluding Catastrophes and A&E	70.6%	54.9%	48.4%	61.2%	72.5%		61.8%
Expense Ratio as reported	19.2%	31.3%	24.1%	26.4%	11.8%		25.7%
Catastrophe and A&E Impact	0.1%	0.1%	-0.3%	0.1%	-0.1%		0.0%

Expense Ratio excluding Catastrophes and A&E	19.1%	31.2%	24.4%	26.3%	11.9%		25.7%
Combined Ratio as reported	102.5%	87.7%	94.2%	96.9%	86.4%		96.4%
Catastrophe and A&E Impact	12.8%	1.6%	21.4%	9.4%	2.0%		8.9%

Combined Ratio excluding Catastrophes and A&E	89.7%	86.1%	72.8%	87.5%	84.4%		87.5%

(1)	See page 32 Non-GAAP Financial Measures.

Loss Analysis 2	Page 14

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Gross premiums written	$2,090	$2,250	$2,344	$2,150	$1,885	$8,834	$8,126
Net premiums written	1,310	1,307	1,412	1,425	1,194	5,454	5,101
Net premiums earned	1,347	1,338	1,319	1,285	1,243	5,289	4,679
Losses and loss expenses	1,094	1,173	948	892	1,366	4,107	3,898
Policy acquisition costs	111	134	130	117	114	492	447
Administrative expenses	117	96	111	111	128	435	451

Underwriting income (loss)	25	(65)	130	165	(365)	255	(117)

Net investment income	153	139	142	131	132	565	469
Net realized gains (losses)	(19)	10	14	(11)	35	(6)	126
Interest expense	5	6	5	5	5	21	21
Other (income) expense	6	(1)	1	—	2	6	5
Income tax expense (benefit)	33	10	81	80	(100)	204	82

Net income (loss)	115	69	199	200	(105)	583	370

Net realized gains (losses)	(19)	10	14	(11)	35	(6)	126
Tax expense (benefit) on net realized gains (losses)	(9)	2	2	(3)	5	(8)	22

Income (loss) excluding net realized gains (losses) (1)	$125	$61	$187	$208	$(135)	$581	$266

Combined ratio
Loss and loss expense ratio	81.2%	87.7%	71.9%	69.4%	109.9%	77.7%	83.3%
Policy acquisition cost ratio	8.2%	10.0%	9.8%	9.1%	9.1%	9.3%	9.6%
Administrative expense ratio	8.6%	7.2%	8.4%	8.6%	10.3%	8.2%	9.6%

Combined ratio	98.0%	104.9%	90.1%	87.1%	129.3%	95.2%	102.5%

Large losses and other items (before tax)
Asbestos, environmental and other run-off losses	$—	$—	$—	$—	$459	$—	$459
Catastrophe and other large losses (before tax)	$114	$203	$—	$—	$—	$317	$126
Prior period development—unfavorable (favorable)	$49	$22	$51	$22	$96	$144	$195

% Change versus prior year period
Net premiums written	10%	-4%	6%	18%	12%	7%	26%
Net premiums earned	8%	7%	12%	28%	23%	13%	27%

Other ratios
Net premiums written/gross premiums written	63%	58%	60%	66%	63%	62%	63%

(1)	See page 32 Non-GAAP Financial Measures.

Insurance-North American	Page 15

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General (excluding life insurance)

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Gross premiums written	$1,388	$1,328	$1,425	$1,634	$1,389	$5,775	$5,851
Net premiums written	1,014	929	1,059	1,193	1,083	4,195	4,335
Net premiums earned	1,048	1,027	1,078	1,086	1,126	4,239	4,296
Losses and loss expenses	679	685	609	610	547	2,583	2,423
Policy acquisition costs	224	205	216	191	222	836	800
Administrative expenses	137	143	140	146	132	566	544

Underwriting income (loss)	8	(6)	113	139	225	254	529

Net investment income	83	82	80	74	65	319	224
Net realized gains (losses)	(18)	17	34	18	18	51	47
Interest expense	—	—	—	—	—	—	—
Other (income) expense	—	5	5	6	15	16	25
Income tax expense (benefit)	(17)	23	49	52	86	107	232

Net income	90	65	173	173	207	501	543

Net realized gains (losses)	(18)	17	34	18	18	51	47
Tax expense (benefit) on net realized gains (losses)	(4)	5	7	5	5	13	14

Income excluding net realized gains (losses) (1)	$104	$53	$146	$160	$194	$463	$510

Combined ratio
Loss and loss expense ratio	64.8%	66.8%	56.4%	56.2%	48.6%	60.9%	56.4%
Policy acquisition cost ratio	21.3%	20.0%	20.0%	17.6%	19.8%	19.7%	18.6%
Administrative expense ratio	13.2%	13.8%	13.1%	13.4%	11.7%	13.4%	12.7%

Combined ratio	99.3%	100.6%	89.5%	87.2%	80.1%	94.0%	87.7%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$—	$—	$—	$6	$—	$6
Catastrophe and other large losses (before tax)	$80	$121	$—	$—	$—	$201	$53
Prior period development - unfavorable (favorable)	$9	$10	$(21)	$7	$22	$5	$(23)

% Change versus prior year period
Net premiums written	-6%	-5%	-3%	1%	10%	-3%	15%
Net premiums earned	-7%	-5%	1%	7%	11%	-1%	17%

Other ratios
Net premiums written/gross premiums written	73%	70%	74%	73%	78%	73%	74%

(1)	See page 32 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 16

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General (excluding life insurance)

	3Q-04	2Q-04	1Q-04	Full Year 2003
Gross premiums written	$1,290	$1,500	$1,672	$5,188
Net premiums written	978	1,097	1,177	3,773
Net premiums earned	1,084	1,068	1,018	3,659
Losses and loss expenses	664	626	586	2,182
Policy acquisition costs	198	195	185	681
Administrative expenses	138	138	136	487

Underwriting income	$84	$109	$111	$309

Net investment income	51	58	50	166
Net realized gains (losses)	2	3	24	(6)
Interest expense	—	—	—	—
Other (income) expense	3	4	3	15
Income tax expense	34	60	52	99

Net income	$100	$106	$130	$355

Net realized gains (losses)	2	3	24	(6)
Tax expense (benefit) on net realized gains (losses)	1	1	7	(5)

Income excluding net realized gains (losses) (1)	$99	$104	$113	$356

Combined ratio
Loss and loss expense ratio	61.2%	58.7%	57.6%	59.6%
Policy acquisition cost ratio	18.2%	18.3%	18.1%	18.6%
Administrative expense ratio	12.7%	13.0%	13.3%	13.3%

Combined ratio	92.1%	90.0%	89.0%	91.5%

(1)	See page 32 Non-GAAP Financial Measures.

Insurance-Overseas General 2	Page 17

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Gross premiums written	$283	$411	$369	$536	$286	$1,599	$1,567
Net premiums written	276	380	363	527	280	1,546	1,518
Net premiums earned	395	408	372	356	359	1,531	1,389
Losses and loss expenses	354	637	206	205	204	1,402	973
Policy acquisition costs	79	78	77	73	68	307	271
Administrative expenses	13	16	16	15	15	60	65

Underwriting income (loss)	(51)	(323)	73	63	72	(238)	80

Net investment income	49	45	40	39	38	173	126
Net realized gains (losses)	(11)	7	6	(6)	13	(4)	27
Interest expense	1	1	—	1	—	3	—
Other (income) expense	1	1	1	1	(1)	4	(1)
Income tax expense (benefit)	5	(12)	9	9	11	11	14

Net income (loss)	(20)	(261)	109	85	113	(87)	220

Net realized gains (losses)	(11)	7	6	(6)	13	(4)	27
Tax expense (benefit) on net realized gains (losses)	(1)	1	—	—	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$(10)	$(267)	$103	$91	$100	$(83)	$193

Combined ratio
Loss and loss expense ratio	89.6%	156.2%	55.4%	57.6%	57.0%	91.6%	70.1%
Policy acquisition cost ratio	20.0%	19.1%	20.7%	20.5%	19.0%	20.1%	19.5%
Administrative expense ratio	3.4%	4.0%	4.1%	4.3%	4.0%	3.9%	4.6%

Combined ratio	113.0%	179.3%	80.2%	82.4%	80.0%	115.6%	94.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$166	$432	$—	$3	$31	$601	$309
Prior period development - unfavorable (favorable)	$(14)	$(5)	$(3)	$—	$(13)	$(22)	$(61)

(1)	See page 32 Non-GAAP Financial Measures.

Global Reinsurance	Page 18

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
% Change versus prior year period
Net premiums written	-1%	26%	-1%	-8%	27%	2%	24%
Net premiums earned	10%	16%	7%	7%	16%	10%	26%

Other ratios
Net premiums written/gross premiums written	98%	92%	98%	98%	98%	97%	97%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$60	$78	$49	$105	$64	$292	$326
Tempest USA	193	234	228	248	204	903	881
Tempest Bermuda	30	99	92	183	18	404	360

Total	$283	$411	$369	$536	$286	$1,599	$1,567

Net premiums written
Tempest Europe	$58	$74	$46	$102	$61	$280	$311
Tempest USA	193	231	227	247	204	898	877
Tempest Bermuda	25	75	90	178	15	368	330

Total	$276	$380	$363	$527	$280	$1,546	$1,518

Net premiums earned
Tempest Europe	$74	$79	$66	$76	$76	$295	$303
Tempest USA	222	223	230	212	206	887	751
Tempest Bermuda	99	106	76	68	77	349	335

Total	$395	$408	$372	$356	$359	$1,531	$1,389

Net premiums written/gross premiums written

Tempest Europe	97%	95%	94%	97%	95%	96%	95%
Tempest USA	100%	99%	100%	100%	100%	99%	100%
Tempest Bermuda	83%	76%	98%	97%	83%	91%	92%

Total NPW/GPW	98%	92%	98%	98%	98%	97%	97%

Global Reinsurance 2	Page 19

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Financial Services

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Gross premiums written	$(31)	$211	$15	$163	$29	$358	$320
Net premiums written	(35)	212	15	161	27	353	316
Net premiums earned	6	257	92	90	96	445	520
Losses and loss expenses	(4)	310	70	83	97	459	388
Policy acquisition costs	6	2	1	2	1	11	23
Administrative expenses	4	3	7	4	1	18	39

Underwriting income (loss)	—	(58)	14	1	(3)	(43)	70

Net investment income	36	35	30	32	29	133	147
Net realized gains (losses)	6	7	3	6	12	22	(17)
Interest expense	—	—	—	—	—	—	5
Other (income) expense	(10)	(30)	(13)	(12)	(15)	(65)	(25)
Income tax expense (benefit)	(7)	10	7	6	3	16	35

Net income	59	4	53	45	50	161	185

Net realized gains (losses)	6	7	3	6	12	22	(17)
Tax expense (benefit) on net realized gains (losses)	(3)	—	(1)	2	2	(2)	8

Income (loss) excluding net realized gains (losses) (1)	$50	$(3)	$49	$41	$40	$137	$210

Combined ratio
Loss and loss expense ratio	-66.6%	120.7%	76.0%	92.2%	101.3%	103.0%	74.6%
Policy acquisition cost ratio	91.8%	0.9%	1.4%	2.2%	-0.1%	2.6%	4.3%
Administrative expense ratio	64.7%	1.4%	6.7%	4.6%	1.8%	4.0%	7.5%

Combined ratio	89.9%	123.0%	84.1%	99.0%	103.0%	109.6%	86.4%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$240	$—	$—	$—	$240	$11
Prior period development - unfavorable (favorable)	$(17)	$2	$(8)	$1	$(8)	$(22)	$(29)

% Change versus prior year period
Net premiums written	-230%	212%	15%	-23%	-90%	12%	-69%
Net premiums earned	-94%	132%	-31%	-50%	-80%	-14%	-52%

Other ratios
Net premiums written/gross premiums written	113%	100%	100%	99%	93%	99%	99%

(1)	See page 32 Non-GAAP Financial Measures.

Financial Services	Page 20

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Gross premiums written	67	61	60	60	57	248	230
Net premiums written	67	61	60	60	57	248	226
Net premiums earned	67	61	60	60	57	248	226
Life and annuity benefits	35	35	38	35	39	143	175
Policy acquisition costs	7	7	5	5	6	24	24
Administrative expenses	8	4	3	4	4	19	11
Net investment income	7	10	10	9	9	36	33

Life underwriting income (2)	24	25	24	25	17	98	49

Net realized gains (losses)	3	5	27	(16)	54	19	7
Income tax expense (benefit)	—	(1)	(1)	—	(1)	(2)	(2)

Net income	27	31	52	9	72	119	58
Net realized gains (losses)	3	5	27	(16)	54	19	7
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (1)	$24	$26	$25	$25	$18	$100	$51

	3Q-04	2Q-04	1Q-04	Full Year 2003
Gross premiums written	62	57	54	196
Net premiums written	61	56	52	188
Net premiums earned	62	55	52	187
Life and annuity benefits	49	45	42	182
Policy acquisition costs	7	6	5	17
Administrative expenses	2	2	3	6
Net investment income	8	8	8	33

Life underwriting income (2)	12	10	10	15

Net realized gains (losses)	(37)	15	(25)	(21)
Income tax expense (benefit)	—	—	(1)	(1)

Net income (loss)	(25)	25	(14)	(5)

Net realized gains (losses)	(37)	15	(25)	(21)
Tax expense (benefit) on net realized gains (losses)	—	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$12	$10	$11	$16

(1)	See page 32 Non-GAAP Financial Measures.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

Life	Page 21

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2003	$27,083	$12,409	$14,674	$19,763	$7,259	$12,504	$7,320	$5,150	$2,170

Losses and loss expenses incurred	2,285	756	1,529	2,243	724	1,519	42	32	10
Losses and loss expenses paid	(1,860)	(781)	(1,079)	(1,639)	(545)	(1,094)	(221)	(236)	15
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	27,625	12,494	15,131	20,484	7,548	12,936	7,141	4,946	2,195

Losses and loss expenses incurred	2,452	727	1,725	2,482	761	1,721	(30)	(34)	4
Losses and loss expenses paid	(1,693)	(593)	(1,100)	(1,402)	(399)	(1,003)	(291)	(194)	(97)
Other (incl. foreign exch. revaluation)	(232)	166	(398)	(232)	166	(398)	—	—	—

Balance at June 30, 2004	28,152	12,794	15,358	21,332	8,076	13,256	6,820	4,718	2,102

Losses and loss expenses incurred	3,296	1,076	2,220	3,267	1,058	2,209	29	18	11
Losses and loss expenses paid	(1,945)	(697)	(1,248)	(1,737)	(372)	(1,365)	(208)	(325)	117
Other (incl. foreign exch. revaluation)	28	48	(20)	(395)	(375)	(20)	423	423	—

Balance at September 30, 2004	29,531	13,221	16,310	22,467	8,387	14,080	7,064	4,834	2,230

Losses and loss expenses incurred	3,723	1,507	2,216	2,683	1,083	1,600	1,040	424	616
Losses and loss expenses paid	(2,340)	(1,007)	(1,333)	(2,231)	(959)	(1,272)	(109)	(48)	(61)
Other (incl. foreign exch. revaluation)	569	245	324	282	(84)	366	287	329	(42)

Balance at December 31, 2004	31,483	13,966	17,517	23,201	8,427	14,774	8,282	5,539	2,743

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation) (2)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685
Losses and loss expenses incurred	2,811	968	1,843	2,791	957	1,834	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(217)	(71)	(146)	(190)	(71)	(119)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644

Losses and loss expenses incurred	5,016	2,212	2,804	4,942	2,194	2,748	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. revaluation)	(101)	(55)	(46)	(101)	(54)	(47)	—	(1)	1

Balance at September 30, 2005	34,674	14,765	19,909	26,751	9,481	17,270	7,923	5,284	2,639

Losses and loss expenses incurred	2,964	840	2,124	2,836	720	2,116	128	120	8
Losses and loss expenses paid	(2,458)	(950)	(1,508)	(2,302)	(902)	(1,400)	(156)	(48)	(108)
Other (incl. foreign exch. revaluation)	(90)	(20)	(70)	(90)	(20)	(70)	—	—	—

Balance at December 31, 2005	$35,090	$14,635	$20,455	$27,195	$9,279	$17,916	$7,895	$5,356	$2,539

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Includes a novation of a contract for $597M.

Loss Reserve Rollforward	Page 22

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Reinsurance recoverable on paid losses & loss expenses
Active operations	$751	$731	$757	$784	$777
Brandywine	405	403	415	385	398
Westchester	53	40	43	35	35

Total	$1,209	$1,174	$1,215	$1,204	$1,210

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$10,135	$10,277	$8,907	$8,607	$9,291
Brandywine	4,268	4,436	4,654	4,796	4,720
Westchester	694	554	571	578	589

Total	$15,097	$15,267	$14,132	$13,981	$14,600

Gross reinsurance recoverable
Active operations	$10,886	$11,008	$9,664	$9,391	$10,068
Brandywine	4,673	4,839	5,069	5,181	5,118
Westchester	747	594	614	613	624

Total	$16,306	$16,441	$15,347	$15,185	$15,810

Bad debt reserve
Active operations	$(600)	$(588)	$(606)	$(607)	$(574)
Brandywine	(176)	(180)	(302)	(302)	(341)
Westchester	(11)	(11)	(11)	(8)	(13)

Total	$(787)	$(779)	$(919)	$(917)	$(928)

Net reinsurance recoverable
Active operations	$10,286	$10,420	$9,058	$8,784	$9,494
Brandywine	4,497	4,659	4,767	4,879	4,777
Westchester	736	583	603	605	611

Total	$15,519	$15,662	$14,428	$14,268	$14,882

Reinsurance Recoverable	Page 23

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	September 30, 2005
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$5,272	$84	1.6%
Other reinsurers balances >$20 million	2,502	93	3.7%
Other reinsurers balances <$20 million	671	60	8.9%
Mandatory pools and government agencies	674	3	0.4%
Structured settlements	206	1	0.5%
Captives	1,099	1	0.1%
Other(1)	584	346	59.2%

Total	$11,008	$588	5.3%

At September 30, 2005, $7.8 billion of the active operations’ recoverables were from rated reinsurers, of which 96.1% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.8 billion, of which $1.5 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AIOI Insurance	IPCRe Ltd
Aspen Insurance Holdings Ltd	Allianz	IRB - Brasil Resseguros S.A. Group
Berkshire Hathaway Insurance Group	Allied World Assurance	Liberty Mutual Insurance Companies
Chubb Insurance Group	Arch Capital	Partner Re
GE Insurance Solutions	AVIVA	Platinum Underwriters
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AXA	PXRE Reins Corp
Lloyd’s Of London	Catalina Holdings Ltd	Renaissance Re Holdings Ltd
Munich Re Group	CIGNA	Royal & Sun Alliance Insurance Group
Swiss Re Group	CNA Insurance Companies	SCOR Group
XL Capital Group	Converium Group	Sompo Japan
	Electric Insurance Company	St Paul Travelers Companies
	Endurance Specialty Holdings Ltd	Tawa Uk Ltd.
	Everest Re Group	Toa Reinsurance Company
	Fairfax Financial	White Mountains Insurance Group
	Gerling Global Group	WR Berkley Corp
	Independence Blue Cross Group	Zurich Financial Services Group
ING - Internationale Nederlanden Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 24

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2005
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$8,345	$96	1.2%
Other reinsurers balances >$20 million	3,655	168	4.6%
Other reinsurers balances <$20 million	1,044	111	10.6%
Mandatory pools and government agencies	684	3	0.4%
Structured settlements	489	2	0.4%
Captives	1,191	2	0.2%
Other(1)	1,033	397	38.4%

Total	$16,441	$779	4.7%

At September 30, 2005, $12.1 billion of ACE Limited recoverables were from rated reinsurers, of which 95% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AIOI Insurance	ING - Internationale Nederlanden Group
Berkshire Hathaway Insurance Group	Allianz	IPCRe Ltd
Equitas	Allied World Assurance	IRB - Brasil Resseguros S.A. Group
Everest Re Group	Allstate Group	Liberty Mutual Insurance Companies
GE Insurance Solutions	Arch Capital	Millea Holdings
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Aspen Insurance Holdings Ltd	Mitsui Sumitomo Insurance Company Ltd
Lloyd’s Of London	AVIVA	Partner Re
Munich Re Group	AXA	Platinum Underwriters
Swiss Re Group	Catalina Holdings Ltd	PXRE Reins Corp
XL Capital Group	Chubb Insurance Group	QBE Insurance
	CIGNA	Renaissance Re Holdings Ltd
	CNA Insurance Companies	Royal & Sun Alliance Insurance Group
	Converium Group	SCOR Group
	Dukes Place Holdings	Sompo Japan
	Electric Insurance Company	St Paul Travelers Companies
	Endurance Specialty Holdings Ltd	Tawa Uk Ltd.
	Fairfax Financial	Toa Reinsurance Company
	FM Global Group	Trenwick Group
	Gerling Global Group	White Mountains Insurance Group
	Hartford Insurance Group	WR Berkley Corp
	Independence Blue Cross Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 25

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2004	$716	$494	$1,210
Bad debt reserve at 12/31/04	37	272	309
% of gross	5.2%	55.1%	25.5%

Net balance at December 31, 2004	$679	$222	$901

Gross balance at March 31, 2005	$712	$492	$1,204
Bad debt reserve at 3/31/05	37	268	305
% of gross	5.2%	54.5%	25.3%

Net balance at March 31, 2005	$675	$224	$899

Gross balance at June 30, 2005	$719	$496	$1,215
Bad debt reserve at 6/30/05	29	271	300
% of gross	4.0%	54.6%	24.7%

Net balance at June 30, 2005	$690	$225	$915

Gross balance at September 30, 2005	$695	$479	$1,174
Bad debt reserve at 9/30/05	31	259	290
% of gross	4.5%	54.1%	24.7%

Net balance at September 30, 2005	$664	$220	$884

Gross balance at December 31, 2005	$709	$500	$1,209
Bad debt reserve at 12/31/05	41	295	336
% of gross	5.8%	59.0%	27.8%

Net balance at December 31, 2005	$668	$205	$873

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Reinsurance Recoverable 4	Page 26

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Market Value
Fixed maturities available for sale	$24,285	$22,551	$21,136	$20,336	$22,891
Fixed maturities held to maturity	3,055	3,126	3,207	3,207	—
Short-term investments	2,299	2,212	2,476	2,156	2,163

Total	$29,639	$27,889	$26,819	$25,699	$25,054

Asset Allocation by Market Value
Treasury	$1,956	$2,274	$1,704	$1,728	$1,551
Agency	1,506	1,492	1,553	1,517	1,547
Corporate	7,646	7,718	7,555	7,615	7,614
Mortgage-backed securities	8,363	6,780	6,169	5,504	5,034
Asset-backed securities	1,981	1,420	1,444	1,215	1,225
Municipal	504	565	548	559	566
Non-US	5,384	5,428	5,370	5,405	5,376
Cash & cash equivalent	2,299	2,212	2,476	2,156	2,141

Total	$29,639	$27,889	$26,819	$25,699	$25,054

Credit Quality by Market Value
AAA	$18,985	$16,994	$16,205	$14,743	$13,890
AA	2,108	2,369	2,198	2,475	2,634
A	4,350	4,325	4,295	4,451	4,397
BBB	2,083	2,054	1,974	2,182	2,275
BB	945	1,013	1,041	817	774
B	1,106	1,093	1,060	982	1,041
Other	62	41	46	49	43

Total	$29,639	$27,889	$26,819	$25,699	$25,054

Cost/Amortized Cost
Fixed maturities available for sale	$24,273	$22,434	$20,825	$20,217	$22,422
Fixed maturities held to maturity	3,076	3,125	3,151	3,211	—
Short term investments	2,299	2,212	2,476	2,156	2,163

Subtotal	29,648	27,771	26,452	25,584	24,585
Equity securities	1,280	1,210	1,213	1,170	1,061
Other investments	679	575	562	564	551

Total	$31,607	$29,556	$28,227	$27,318	$26,197

Avg. duration of fixed maturities, adjusted for int. rate swaps	2.9 years	3.2 years	3.0 years	3.1 years	3.4 years
Avg. market yield of fixed maturities	5.0%	4.6%	4.3%	4.5%	4.1%
Avg. credit quality	AA	AA	AA	AA	AA

Investments	Page 27

ACE Limited
Investment Portfolio - 2
(in millions of U.S. dollars)
(Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments

December 31, 2005		December 31, 2004
General Electric Co	$260	General Electric Co	$254
Citigroup Inc	220	Citigroup Inc	234
HSBC Holdings Plc	203	HSBC Holdings Plc	211
Morgan Stanley	164	JP Morgan Chase & Co	147
JP Morgan Chase & Co	161	General Motors Corp	135
Bank of America Corp	148	Bank of America Corp	131
Wells Fargo & Co	139	Wells Fargo & Co	128
Verizon Communications Inc	123	Morgan Stanley	123
Comcast Corp	122	Verizon Communications Inc	109
Lehman Brothers Holdings Inc	102	American International Group	105

Investments 2	Page 28

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended December 31, 2005			Year ended December 31, 2005
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(77)	$(107)	$(184)	$(45)	$(447)	$(492)
Equity securities	18	1	19	76	23	99
Equity and fixed income derivatives	14	—	14	12	—	12
Foreign exchange gains (losses)	2	—	2	—	—	—
Other	(1)	(10)	(11)	4	21	25

Total inv. portfolio gains (losses)	(44)	(116)	(160)	47	(403)	(356)
Other FAS 133 adjustments	19	—	19	29	—	29

Total gains (losses)	(25)	(116)	(141)	76	(403)	(327)
Income tax expense (benefit)	(17)	(21)	(38)	3	(75)	(72)

Net gains (losses)	$(8)	$(95)	$(103)	$73	$(328)	$(255)

(1)	The quarter includes impairments of $40M for fixed maturities, $10M for equities and $2M for other investments. Year to date includes impairments of $68M for fixed maturities, $16M for equities and $4M for other investments.

	Three months ended December 31, 2004			Year ended December 31, 2004
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$46	$(34)	$12	$113	$(196)	$(83)
Equity securities	9	80	89	84	54	138
Equity and fixed income derivatives	10	—	10	33	—	33
Foreign exchange gains (losses)	3	—	3	1	—	1
Other	—	27	27	(21)	53	32

Total inv. portfolio gains (losses)	68	73	141	210	(89)	121
Other FAS 133 adjustments	62	—	62	(13)	—	(13)

Total gains (losses)	130	73	203	197	(89)	108
Income tax expense (benefit)	12	7	19	44	(39)	5

Net gains (losses)	$118	$66	$184	$153	$(50)	$103

(2)	The quarter includes impairments of $3M for fixed maturities, $4M for equities and $2M for other investments. Year to date includes impairments for $18M for fixed maturities, $9M for equities and $12M for other investments.

Investment Gains (Losses)	Page 29

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31 2003
Total short-term debt	$300	$446	$147	$147	$146	$546
Total long-term debt	1,811	1,564	1,849	1,849	1,849	1,349

Total debt	2,111	2,010	1,996	1,996	1,995	1,895

Total trust preferreds	309	412	412	412	412	475

Perpetual preferred	557	557	557	557	557	557
Ordinary shareholders’ equity	11,245	9,672	9,942	9,413	9,288	8,266

Total shareholders’ equity	$11,802	$10,229	$10,499	$9,970	$9,845	$8,823

Total capitalization	$14,222	$12,651	$12,907	$12,378	$12,252	$11,193
Tangible shareholders’ equity (1)	$9,099	$7,526	$7,796	$7,275	$7,145	$6,025

Leverage ratios
Debt/ total capitalization	14.8%	15.9%	15.5%	16.1%	16.3%	16.9%
Debt plus trust preferreds/ total capitalization	17.0%	19.1%	18.7%	19.5%	19.6%	21.2%
Debt/ tangible equity	23.2%	26.7%	25.6%	27.4%	27.9%	31.5%
Debt plus trust preferreds/ tangible equity	26.6%	32.2%	30.9%	33.1%	33.7%	39.3%
Debt plus total preferred stock/ total capitalization	20.9%	23.5%	23.0%	24.0%	24.2%	26.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 30

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended December 31		Year ended December 31
	2005	2004	2005	2004
Numerator
Income excluding net realized gains (losses)(1)	$245	$160	$956	$1,000
Perpetual preferred dividend	(12)	(12)	(45)	(45)

Income to ordinary shares, excl. net realized gains (losses)	233	148	911	955
Net realized gains (losses), net of income tax	(8)	118	73	153

Net income (loss) available to the holders of ordinary shares	$225	$266	$984	$1,108

Rollforward of ordinary shares
Ordinary shares - beginning of period	288,672,450	284,112,866	284,478,525	279,897,193
Issued (Public Offering)	32,909,170	—	32,909,170	—
Issued under employee stock purchase plan	235	45	216,504	239,776
Stock (cancelled) granted	(38,719)	(52,375)	990,406	790,984
Issued for option exercises	1,779,450	417,989	4,727,981	3,550,572

Ordinary shares - end of period	323,322,586	284,478,525	323,322,586	284,478,525

Denominator
Weighted average shares outstanding	317,061,215	281,308,706	292,401,343	280,271,225
Effect of other dilutive securities	6,296,293	4,739,358	4,898,540	5,214,247

Adj. wtd. avg. shares outstanding and assumed conversions	323,357,508	286,048,064	297,299,883	285,485,472

Basic earnings per share
Income excluding net realized gains (losses)(1)	$0.74	$0.53	$3.12	$3.40
Net realized gains (losses), net of income tax	(0.03)	0.42	0.25	0.55

Net income (loss)	$0.71	$0.95	$3.37	$3.95

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.72	$0.52	$3.06	$3.34
Net realized gains (losses), net of income tax	(0.02)	0.41	0.25	0.54

Net income (loss)	$0.70	$0.93	$3.31	$3.88

(1)	See page 32 Non-GAAP Financial Measures.

Earnings per share	Page 31

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 33.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) and the tax expense on net realized gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	Full Year 2005	Full Year 2004
Net income (loss), as reported	$237	$(112)	$467	$437	$278	$1,029	$1,153
Net realized gains (losses)	(25)	83	32	(14)	130	76	197
Income tax expense (benefit) on net realized gains (losses)	(17)	8	8	4	12	3	44

Income (loss) excluding net realized gains (losses)	$245	$(187)	$443	$455	$160	$956	$1,000

We also present income excluding net realized gains (losses), catastrophe losses and A&E, net of tax because those losses are deemed to be significant for the quarter and the year. Catastrophes are not predictable and cause significant variability in periodic earnings. On pages 13 and 14 we have presented net premium written, net premium earned, loss ratios, expense ratios and combined ratios excluding catastrophes and A&E as we believe this separate presentation is meaningful and useful for users of our financial information.

Reconciliation Non-GAAP	Page 32

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Shareholders’ equity	$11,802	$10,229	$10,499	$9,970	$9,845
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)	(557)

Numerator for book value per share calculation	11,245	9,672	9,942	9,413	9,288
Less: goodwill	2,703	2,703	2,703	2,695	2,700

Numerator for tangible book value per share	$8,542	$6,969	$7,239	$6,718	$6,588

Denominator	323,322,586	288,672,450	288,073,439	287,353,327	284,478,525

Book value per ordinary share	$34.78	$33.51	$34.51	$32.76	$32.65
Tangible book value per ordinary share	$26.42	$24.14	$25.13	$23.38	$23.16

Reconciliation Book Value	Page 33

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)
Full Year

Consolidated Statement of Comprehensive Income

	4Q-05	3Q-05	2Q-05	1Q-05	4Q-04	2005	2004
Net income (loss)	$237	$(112)	$467	$437	$278	$1,029	$1,153
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(130)	(78)	247	(301)	169	(262)	183
Reclassification adjustment for net realized gains (losses) included in net income	16	(47)	(56)	(48)	(96)	(135)	(272)
Amortization of net unrealized appreciation related to held to maturity securities	(2)	(2)	(2)	—	—	(6)	—
Cumulative translation adjustment	(35)	(25)	(68)	(11)	126	(139)	131
Minimum pension liability adjustment	1	1	4	2	(45)	8	(43)
Income tax (expense) benefit related to other comprehensive income items	30	40	(21)	72	(34)	121	22

Other comprehensive income (loss)	(120)	(111)	104	(286)	120	(413)	21

Comprehensive income (loss)	$117	$(223)	$571	$151	$398	$616	$1,174

Comprehensive Income	Page 34

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 35